UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on November 8, 2012, XenoPort, Inc. (the “Company” or “XenoPort”) reached an agreement with Glaxo Group Limited (“GSK”) to terminate that certain Amended and Restated Development and Commercialization Agreement, dated November 7, 2010, between the Company and GSK (the “Collaboration Agreement”). Pursuant to the Collaboration Agreement, the Company had granted to GSK exclusive commercialization and certain development rights in the United States to Horizant® (gabapentin enacarbil) Extended-Release Tablets. The termination of the Collaboration Agreement was effected pursuant to a Termination and Transition Agreement entered into between the parties on November 8, 2012 (the “Termination Agreement”), with the termination of the Collaboration Agreement effective on that date. The Termination Agreement also provided for a mutual release of claims and resolved all ongoing litigation between the parties.

Under the terms of the Termination Agreement, during a transition period that ended on April 30, 2013 (the “Transition Period”), GSK continued to exclusively commercialize, promote, manufacture and distribute Horizant in the United States. The exclusive rights granted by XenoPort to GSK pursuant to the Termination Agreement to commercialize, promote, manufacture and distribute Horizant in the United States terminated on April 30, 2013. Accordingly, on May 1, 2013, the Company completed the reacquisition of rights to Horizant, when under the terms of the Termination Agreement, XenoPort reacquired the exclusive rights to commercialize, promote, manufacture and distribute Horizant in the United States and assumed all responsibilities for any further development, manufacturing and commercialization of Horizant in the United States beginning on that date.

Under the terms of the Termination Agreement, GSK transferred certain assets related to the Horizant product to XenoPort in connection with XenoPort’s reacquisition of the exclusive Horizant development, manufacturing and commercialization rights. In addition, GSK agreed to provide to XenoPort inventory of gabapentin enacarbil in GSK’s possession that is not required for use by GSK in the manufacture of Horizant. In exchange for such inventory, XenoPort is obligated to make annual payments to GSK of $1.0 million for six years beginning in 2016. XenoPort also elected to have GSK continue to supply Horizant tablets to XenoPort for up to an additional six months following the end of the Transition Period on pricing terms established under the Termination Agreement. GSK also agreed to continue to fully fund the costs associated with the management and conduct of clinical studies initiated by GSK prior to the date of the Termination Agreement.

In connection with the Termination Agreement and pursuant to a separate stock purchase agreement entered into between the Company and GSK on November 8, 2012, GSK purchased $20,000,000 of the Company’s common stock, or an aggregate of 1,841,112 shares at $10.863 per share, which per share price represented a 12.5 percent premium to the average of the closing prices of the Company’s common stock for the ten trading days prior to October 31, 2012. In addition, on November 9, 2012, the Company exercised a put option requiring GSK to purchase an additional 2,190,100 shares of the Company’s common stock at $9.132 per share, which per share price represented a 12.5 percent premium to the average of the closing prices of the Company’s common stock for the ten trading days prior to November 9, 2012.

The foregoing summary of the terms of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement, a copy of which was filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2013.

Forward-Looking Statements

This current report contains “forward-looking” statements, including, without limitation, all statements related to GSK continuing to conduct and fund clinical trials; GSK continuing to supply Horizant tablets to XenoPort for up to an additional six months following the end of the Transition Period; and the further development, manufacturing and commercialization of Horizant in the United States by XenoPort. These forward-looking statements are based upon XenoPort’s current expectations. Forward-looking statements involve risks and uncertainties. XenoPort’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related XenoPort’s dependence on

GSK to manufacture Horizant; GSK’s ability to fund and conduct clinical trials as agreed between the parties; XenoPort’s ability to commence its full commercialization of Horizant in a timely manner and to otherwise successfully market and sell Horizant, including its ability to obtain uninterrupted drug supply and appropriate pricing and reimbursement for Horizant in an increasingly challenging environment; XenoPort’s ability to comply with applicable regulatory guidelines and requirements with respect to the marketing and manufacturing of Horizant or with Horizant post-marketing commitments or requirements mandated by the U.S. Food and Drug Administration; XenoPort’s need for additional funding and the risk that XenoPort could utilize its available capital resources sooner than it expects. These and other risk factors are discussed under the heading “Risk Factors” in XenoPort’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the Commission on April 24, 2013. XenoPort expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

Any financial statements to be filed in response to this Item 9.01(a) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Any pro forma financial information to be filed in response to this Item 9.01(b) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Termination and Transition Agreement, dated November 8, 2012, by and between the Company and Glaxo Group Limited (incorporated herein by reference to Exhibit 10.31 in the Annual Report on Form 10-K (File No. 001-51329) of XenoPort, Inc. filed with the Commission on March 14, 2013).

*	Confidential treatment has been granted as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: May 6, 2013	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Termination and Transition Agreement, dated November 8, 2012, by and between the Company and Glaxo Group Limited (incorporated herein by reference to Exhibit 10.31 in the Annual Report on Form 10-K (File No. 001-51329) of XenoPort, Inc. filed with the Commission on March 14, 2013).

*	Confidential treatment has been requested as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.